UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2026

CALAVO GROWERS, INC.

(Exact name of registrant as specified in its charter)

California	000-33385	33-0945304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1141-A Cummings Road, Santa Paula, California 93060

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (805) 525-1245

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVGW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 22, 2026, Calavo Growers, Inc. (“Calavo”) and Mission Produce, Inc. (“Mission Produce”) issued a joint press release announcing that antitrust clearance has been obtained from Mexico’s Federal Economic Competition Commission (Comisión Federal de Competencia Económica, or “COFECE”) for the previously announced pending acquisition of Calavo by Mission Produce (the “Mergers”), and that, subject to continued satisfaction of all conditions, Calavo and Mission Produce currently expect that the Mergers will be consummated on May 28, 2026.

The foregoing description is qualified in its entirety by reference to the joint press release issued by Calavo and Mission Produce, dated May 22, 2026, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Important Information About the Mergers and Where to Find It

In connection with the Mergers, Mission Produce filed with the SEC a registration statement on Form S-4 (File Number 333-294128) (the “Registration Statement”) that includes the joint proxy statement of Calavo and Mission Produce and that constitutes a prospectus of Mission Produce (the “Joint Proxy Statement/Prospectus”), which has become effective. Each of Calavo and Mission Produce may also file with or furnish other relevant documents to the Securities Exchange Commission (“SEC”) regarding the Mergers. This document is not a substitute for the Joint Proxy Statement/Prospectus or Registration Statement or any other document that Calavo and Mission Produce may file with the SEC. The definitive Joint Proxy Statement/Prospectus was mailed to shareholders of Calavo and stockholders of Mission Produce on or about March 25, 2026.

INVESTORS AND SECURITY HOLDERS OF CALAVO AND MISSION PRODUCE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGERS OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING CALAVO, MISSION PRODUCE, THE MERGERS AND RELATED MATTERS.

Investors and security holders are able to obtain free copies of the Registration Statement and Joint Proxy Statement/Prospectus (if and when available) and other documents containing important information about Calavo, Mission Produce and the proposed transaction through the website maintained by the SEC at http://www.sec.gov. Copies of the Registration Statement and Joint Proxy Statement/Prospectus (if and when available) and other documents filed with the SEC by Calavo may be obtained free of charge on Calavo’s website at www.ir.calavo.com/financial-information/sec-filings or, alternatively, by directing a request by mail to Calavo’s Corporate Secretary at Attention: Corporate Secretary, Calavo Growers, Inc., 1141A Cummings Road, Santa Paula, CA 93060. Copies of the Registration Statement and Joint Proxy Statement/Prospectus (if and when available) and other documents filed with the SEC by Mission Produce may be obtained free of charge on Mission Produce’s website at www.investors.missionproduce.com/financial-information/sec-filings or, alternatively, by directing a request by mail to Mission Produce’s Corporate Secretary at Attention: Corporate Secretary, Mission Produce, 2710 Camino Del Sol, Oxnard, CA 93030.

Participants in the Solicitation

Calavo, Mission Produce, and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed transaction. Information about Calavo’s directors and executive officers is available in Calavo’s Annual Report on Form 10-K for the year ended October 31, 2025, as amended. Information about Mission Produce’s directors and executive officers is available in Mission Produce’s annual report on Form 10-K for the year ended October 31, 2025, and proxy statement for Mission Produce’s 2026 Annual Meeting of Stockholders, which was filed with the SEC on February 24, 2026. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Registration Statement and Joint Proxy Statement/Prospectus, and all other relevant materials filed or to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the Registration Statement and Joint Proxy Statement/Prospectus carefully before making any voting or investment decisions.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to be, and shall not constitute, an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not historical in nature are forward-looking statements that, within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, involve known and unknown risks and uncertainties. Words such as “may”, “will”, “expect”, “intend”, “plan”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, “goal” and variations of these words and similar expressions, are also intended to identify forward-looking statements. The forward-looking statements in this Current Report on Form 8-K address a variety of subjects, including the anticipated closing of the Mergers. Many of these assumptions relate to matters that are beyond the control of Calavo and Mission Produce and are changing rapidly. Although Calavo believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, Calavo can give no assurances that such expectations will be attained. Readers are cautioned that actual results could differ materially from those implied by such forward-looking statements due to a variety of factors, including: the risk that an event, change or other circumstance could give rise to the termination of the Mergers; the risk that a condition to closing of the Mergers may not be satisfied; the risk of delays in completing the Mergers; the risk that the businesses will not be integrated successfully or that the integration will be more costly or difficult than expected; the risk that the cost savings and any other synergies from the Mergers may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the Mergers could have adverse effects on the market price of Calavo’s or Mission Produce’s common stock; the risk of litigation related to the Mergers; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the diversion of management time from ongoing business operations and opportunities as a result of the Mergers; the risk of adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Mergers; adverse economic conditions; reductions in spending from Calavo or Mission Produce clients, a slowdown in payments by such clients; risks related to each company’s ability to attract new clients and retain existing clients; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; risks associated with doing business internationally, including Mexican and Peruvian economic, political and/or societal conditions; inflationary pressures; establishment of sales channels and geographic markets; loss of one or more of Mission Produce’s or Calavo’s largest customers; general economic conditions or downturns; supply chain failures or disruptions; disruption to the supply of reliable and cost-effective transportation; failure to recruit or retain employees, poor employee relations, and/or ineffective organizational structure; inherent farming risks, including climate change; seasonality in operating results; failures associated with information technology infrastructure, system security and cyber risks; new and changing privacy laws and compliance with such laws; food safety events and recalls; failure to comply with laws and regulations; changes to trade policy and/or export/import laws and regulations; risks from business acquisitions, if any; lack of or failure of infrastructure; material litigation or governmental inquiries/actions; changes in tax rates or international tax legislation; risks associated with global conflicts; inability to accurately forecast future performance; the viability of an active, liquid, and orderly market for Calavo’s common stock; volatility in the trading price of Calavo’s common stock; and other risks and factors discussed from time to time in Calavo’s Annual and Quarterly Reports on Forms 10-K and 10-Q and in its other filings with the SEC. You can obtain copies of Calavo’s SEC filings on the SEC’s website at www.sec.gov. The forward-looking statements contained in this Current Report on Form 8-K are made as of the date hereof and Calavo does not intend to, nor does Calavo assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Joint Press Release dated May 22, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAVO GROWERS, INC.

Date: May 22, 2026	By:	/s/ B. John Lindeman
	Name:	B. John Lindeman
	Title:	President and Chief Executive Officer (Principal Executive Officer)